Exhibit 99.2

The Travelers Companies, Inc.
Financial Supplement - First Quarter 2007

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc.
Financial Highlights
($ and shares in millions, except per share data)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Net income	$1,006	$970	$1,043	$1,189	$1,086
Net income per share:
Basic	$1.45	$1.40	$1.52	$1.75	$1.62
Diluted	$1.41	$1.36	$1.47	$1.68	$1.56

Operating income	$1,011	$959	$1,037	$1,193	$1,078
Operating income per share:
Basic	$1.46	$1.39	$1.51	$1.75	$1.61
Diluted	$1.41	$1.34	$1.46	$1.69	$1.55

Return on equity	17.9%	17.0%	17.6%	19.1%	17.3%
Operating return on equity	18.1%	16.6%	17.4%	19.6%	17.5%

Total assets, at period end	$113,376	$113,886	$115,498	$113,761	$114,121
Total equity, at period end	$22,837	$23,052	$24,747	$25,135	$25,357

Book value per share, at period end	$32.59	$33.14	$35.69	$36.86	$37.93
Adjusted book value per share, at period end	$32.68	$33.83	$35.10	$36.20	$37.26

Weighted average number of common shares outstanding (basic)	692.2	691.8	685.3	679.2	669.9
Weighted average number of common shares outstanding and common stock equivalents (diluted)	720.8	720.4	714.6	711.0	701.2
Common shares outstanding at period end	696.2	691.4	689.5	678.3	665.3

Common stock dividends declared	$160	$180	$180	$176	$174

Common stock repurchased:
Under repurchase program (1)
Shares	—	5.6	2.8	14.4	13.9
Cost	$—	$250	$121	$750	$725
Other
Shares	0.5	0.1	—	0.7	0.6
Cost	$22	$3	$5	$31	$31

(1)  Repurchased under the Board authorized repurchase program of $5 billion.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Reconciliation to Net Income and Earnings Per Share
($ and shares in millions, except earnings per share)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Net income
Operating income	$1,011	$959	$1,037	$1,193	$1,078
Net realized investment gains (losses)	(5)	11	6	(4)	8
Net income	$1,006	$970	$1,043	$1,189	$1,086

Basic earnings per share
Operating income	$1.46	$1.39	$1.51	$1.75	$1.61
Net realized investment gains (losses)	(0.01)	0.01	0.01	—	0.01
Net income	$1.45	$1.40	$1.52	$1.75	$1.62

Diluted earnings per share
Operating income	$1.41	$1.34	$1.46	$1.69	$1.55
Net realized investment gains (losses)	—	0.02	0.01	(0.01)	0.01
Net income	$1.41	$1.36	$1.47	$1.68	$1.56

Adjustments to net income and weighted average shares
for net income EPS calculations: (1)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Basic
Net income, as reported	$1,006	$970	$1,043	$1,189	$1,086
Preferred stock dividends, net of taxes	(1)	(1)	(1)	(2)	(1)

Net income available to common shareholders - basic	$1,005	$969	$1,042	$1,187	$1,085

Diluted
Net income available to common shareholders - basic	$1,005	$969	$1,042	$1,187	$1,085
Effect of dilutive securities:
Convertible preferred stock	1	1	1	2	1
Zero coupon convertible notes	1	1	1	1	1
Convertible junior subordinated notes	7	6	7	6	7

Net income available to common shareholders - diluted	$1,014	$977	$1,051	$1,196	$1,094

Common Shares
Basic
Weighted average shares outstanding	692.2	691.8	685.3	679.2	669.9

Diluted
Weighted average shares outstanding	692.2	691.8	685.3	679.2	669.9
Weighted average effects of dilutive securities:
Stock options and other incentive plans	5.9	6.0	6.8	9.5	9.1
Convertible preferred stock	3.6	3.5	3.4	3.2	3.1
Zero coupon convertible notes	2.4	2.4	2.4	2.4	2.4
Convertible junior subordinated notes	16.7	16.7	16.7	16.7	16.7
Diluted weighted average shares outstanding	720.8	720.4	714.6	711.0	701.2

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can also be used for the operating income EPS calculations.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Statement of Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Revenues
Premiums	$4,991	$5,181	$5,260	$5,328	$5,295
Net investment income	875	874	858	910	960
Fee income	150	153	150	138	120
Net realized investment gains (losses)	(6)	10	12	(5)	14
Other revenues	40	37	36	98	38
Total revenues	6,050	6,255	6,316	6,469	6,427

Claims and expenses
Claims and claim adjustment expenses	3,042	3,153	3,047	3,002	3,189
Amortization of deferred acquisition costs	800	814	858	867	869
General and administrative expenses	794	866	869	929	833
Interest expense	76	78	88	82	76
Total claims and expenses	4,712	4,911	4,862	4,880	4,967

Income before income taxes	1,338	1,344	1,454	1,589	1,460
Income tax expense	332	374	411	400	374
Net income	$1,006	$970	$1,043	$1,189	$1,086

Other statistics:
Effective tax rate on net investment income	23.5%	23.0%	22.1%	23.0%	23.2%
Net investment income (after-tax)	$670	$673	$668	$701	$737

Catastrophes, net of reinsurance:
Pre-tax	$—	$67	$15	$21	$45
After-tax	$—	$44	$10	$13	$29

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Net Income by Major Component and Combined Ratio - Consolidated
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Underwriting gain	$337	$311	$407	$487	$341
Net investment income	670	673	668	701	737
Other, including interest expense	4	(25)	(38)	5	—
Operating income	1,011	959	1,037	1,193	1,078
Net realized investment gains (losses)	(5)	11	6	(4)	8
Net income	$1,006	$970	$1,043	$1,189	$1,086

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	58.9%	59.5%	56.7%	55.1%	59.2%
Underwriting expense ratio	30.0%	30.3%	30.5%	31.6%	30.0%
Combined ratio	88.9%	89.8%	87.2%	86.7%	89.2%

Impact of catastrophes on combined ratio	0.0%	1.3%	0.3%	0.4%	0.9%
Impact of prior year reserve development on combined ratio	-1.0%	-2.0%	-1.7%	-3.0%	-1.2%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Billing and policy fees	$28	$26	$28	$28	$29
Fee income:
Loss and loss adjustment expenses	$92	$66	$59	$59	$47
Underwriting expenses	58	87	91	79	73
Total fee income	$150	$153	$150	$138	$120

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Consolidated
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Revenues
Premiums	$4,991	$5,181	$5,260	$5,328	$5,295
Net investment income	875	874	858	910	960
Fee income	150	153	150	138	120
Other revenues	40	37	36	98	38
Total revenues	6,056	6,245	6,304	6,474	6,413

Claims and expenses
Claims and claim adjustment expenses	3,042	3,153	3,047	3,002	3,189
Amortization of deferred acquisition costs	800	814	858	867	869
General and administrative expenses	794	866	869	929	833
Interest expense	76	78	88	82	76
Total claims and expenses	4,712	4,911	4,862	4,880	4,967

Operating income before income taxes	1,344	1,334	1,442	1,594	1,446
Income tax expense	333	375	405	401	368
Operating income	$1,011	$959	$1,037	$1,193	$1,078

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Statutory underwriting
Gross written premiums	$5,810	$6,197	$6,100	$5,932	$6,071
Net written premiums	$4,774	$5,655	$5,284	$5,437	$5,144

Net earned premiums	$4,991	$5,181	$5,260	$5,328	$5,295
Losses and loss adjustment expenses	2,951	3,095	2,987	2,939	3,128
Underwriting expenses	1,493	1,609	1,524	1,644	1,670
Statutory underwriting gain	547	477	749	745	497
Policyholder dividends	9	6	5	6	7
Statutory underwriting gain after policyholder dividends	$538	$471	$744	$739	$490

Other statutory statistics
Reserves for losses and loss adjustment expenses	$43,256	$43,116	$43,084	$42,948	$42,942
Increase (decrease) in reserves (1)	$65	$(140)	$(32)	$(136)	$(6)
Statutory surplus	$18,522	$19,037	$19,961	$20,945	$21,204
Net written premiums/surplus (2)	1.10:1	1.09:1	1.05:1	1.01:1	1.01:1

(1)  Includes a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $538 million.

(2)  Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Written and Earned Premiums - Property and Casualty Operations
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Written premiums
Gross	$5,810	$6,197	$6,100	$5,932	$6,071
Ceded	(1,036)	(542)	(816)	(495)	(927)
Net	$4,774	$5,655	$5,284	$5,437	$5,144

Earned premiums
Gross	$5,733	$5,899	$6,006	$6,120	$6,001
Ceded	(742)	(718)	(746)	(792)	(706)
Net	$4,991	$5,181	$5,260	$5,328	$5,295

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Revenues
Premiums	$2,643	$2,715	$2,737	$2,781	$2,763
Net investment income	636	635	610	657	694
Fee income	150	153	150	138	120
Other revenues	7	9	8	20	4
Total revenues	3,436	3,512	3,505	3,596	3,581

Claims and expenses
Claims and claim adjustment expenses	1,706	1,695	1,746	1,706	1,741
Amortization of deferred acquisition costs	376	374	397	400	403
General and administrative expenses	474	533	531	566	509
Interest expense	1	3	—	1	—
Total claims and expenses	2,557	2,605	2,674	2,673	2,653

Operating income before federal income taxes	879	907	831	923	928
Income taxes	228	252	218	220	250
Operating income	$651	$655	$613	$703	$678

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Underwriting gain	$155	$159	$131	$181	$140
Net investment income	492	491	478	507	534
Other	4	5	4	15	4
Operating income	$651	$655	$613	$703	$678

GAAP Combined ratio (1) (2)
Loss and loss adjustment expense ratio	60.9%	60.0%	61.5%	59.1%	61.2%
Underwriting expense ratio	29.8%	30.1%	30.5%	31.8%	30.3%
Combined ratio	90.7%	90.1%	92.0%	90.9%	91.5%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	-0.7%	-1.2%	1.7%	-0.5%	-0.9%

(1)  Before policyholder dividends.

(2)  Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Billing and policy fees	$3	$3	$3	$3	$3
Fee income:
Loss and loss adjustment expenses	$92	$66	$59	$59	$47
Underwriting expenses	58	87	91	79	73
Total fee income	$150	$153	$150	$138	$120

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Statutory underwriting
Gross written premiums	$3,254	$3,314	$3,257	$3,222	$3,387
Net written premiums	$2,687	$2,872	$2,644	$2,843	$2,880

Net earned premiums	$2,643	$2,715	$2,737	$2,781	$2,763
Losses and loss adjustment expenses	1,621	1,640	1,686	1,648	1,684
Underwriting expenses	756	813	761	857	866
Statutory underwriting gain	266	262	290	276	213
Policyholder dividends	5	3	2	3	3
Statutory underwriting gain after policyholder dividends	$261	$259	$288	$273	$210

Other statistics
Effective tax rate on net investment income	22.8%	22.6%	21.6%	22.8%	23.1%
Net investment income (after-tax)	$492	$491	$478	$507	$534

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—
After-tax	$—	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Business Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Net written premiums by market
Select Accounts	$679	$705	$625	$654	$701
Commercial Accounts	575	548	575	678	641
National Accounts	268	298	254	315	255
Industry-Focused Underwriting	521	560	548	567	582
Target Risk Underwriting	398	463	377	391	417
Specialized Distribution	245	280	255	242	252
Total core	2,686	2,854	2,634	2,847	2,848
Business Insurance other	1	18	10	(4)	32
Total	$2,687	$2,872	$2,644	$2,843	$2,880

Net written premiums by product line
Commercial multi-peril	$804	$776	$708	$795	$805
Workers’ compensation	540	529	474	592	614
Commercial automobile	467	522	509	515	506
Property	467	521	469	482	494
General liability	407	512	476	462	434
Other	2	12	8	(3)	27
Total	$2,687	$2,872	$2,644	$2,843	$2,880

National accounts
Additions to claim volume under administration (1)	$890	$742	$650	$722	$836
Written fees	$144	$134	$121	$113	$123

(1)  Includes new and renewal business.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Revenues
Premiums	$788	$839	$850	$844	$844
Net investment income	103	102	108	116	121
Other revenues	5	6	5	10	5
Total revenues	896	947	963	970	970

Claims and expenses
Claims and claim adjustment expenses	421	445	462	466	451
Amortization of deferred acquisition costs	150	159	164	165	163
General and administrative expenses	126	142	134	134	145
Total claims and expenses	697	746	760	765	759

Operating income before federal income taxes	199	201	203	205	211
Income taxes	58	52	59	30	55
Operating income	$141	$149	$144	$175	$156

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Financial, Professional & International Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Underwriting gain	$60	$68	$59	$79	$62
Net investment income	77	77	82	89	91
Other	4	4	3	7	3
Operating income	$141	$149	$144	$175	$156

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	53.0%	52.6%	54.1%	54.9%	53.0%
Underwriting expense ratio	35.0%	35.8%	34.9%	35.5%	36.4%
Combined ratio	88.0%	88.4%	89.0%	90.4%	89.4%

Impact of catastrophes on combined ratio	0.0%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.0%	-1.1%	-0.2%	-0.4%	0.0%

(1)  Before policyholder dividends.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Statutory underwriting
Gross written premiums	$935	$1,043	$974	$1,029	$975
Net written premiums	$515	$1,002	$912	$964	$600

Net earned premiums	$788	$839	$850	$844	$844
Losses and loss adjustment expenses	415	442	461	462	447
Underwriting expenses	292	299	273	287	322
Statutory underwriting gain	81	98	116	95	75
Policyholder dividends	4	3	3	3	4
Statutory underwriting gain after policyholder dividends	$77	$95	$113	$92	$71

Other statistics
Effective tax rate on net investment income	24.7%	24.3%	24.2%	24.4%	24.6%
Net investment income (after-tax)	$77	$77	$82	$89	$91

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$—	$—	$—
After-tax	$—	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Net Written Premiums - Financial, Professional & International Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Net written premiums by market
Bond & Financial Products	$293	$660	$664	$638	$311
International and Lloyd’s	222	342	248	326	289
Total	$515	$1,002	$912	$964	$600

Net written premiums by product line
General liability	$110	$282	$297	$317	$96
Fidelity & Surety	152	342	338	293	180
International	222	342	248	326	289
Other	31	36	29	28	35
Total	$515	$1,002	$912	$964	$600

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income - Personal Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Revenues
Premiums	$1,560	$1,627	$1,673	$1,703	$1,688
Net investment income	134	137	140	137	145
Other revenues	24	22	23	25	24
Total revenues	1,718	1,786	1,836	1,865	1,857

Claims and expenses
Claims and claim adjustment expenses	915	1,013	839	830	997
Amortization of deferred acquisition costs	274	281	297	302	303
General and administrative expenses	183	197	200	224	170
Total claims and expenses	1,372	1,491	1,336	1,356	1,470

Operating income before federal income taxes	346	295	500	509	387
Income taxes	106	92	159	161	121
Operating income	$240	$203	$341	$348	$266

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Personal Insurance
($ in millions, net of tax)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Underwriting gain	$122	$84	$217	$226	$139
Net investment income	102	105	108	106	112
Other	16	14	16	16	15
Operating income	$240	$203	$341	$348	$266

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	58.7%	62.2%	50.2%	48.7%	59.0%
Underwriting expense ratio	27.7%	27.9%	28.2%	29.4%	26.5%
Combined ratio	86.4%	90.1%	78.4%	78.1%	85.5%

Impact of catastrophes on combined ratio	0.0%	4.1%	0.9%	1.3%	2.7%
Impact of prior year reserve development on combined ratio	-1.9%	-3.6%	-7.9%	-8.2%	-2.1%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Billing and policy fees	$25	$23	$25	$25	$26

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Statutory underwriting

Gross written premiums	$1,621	$1,840	$1,869	$1,681	$1,709
Net written premiums	$1,572	$1,781	$1,728	$1,630	$1,664

Net earned premiums	$1,560	$1,627	$1,673	$1,703	$1,688
Losses and loss adjustment expenses	915	1,013	840	829	997
Underwriting expenses	445	497	490	500	482
Statutory underwriting gain	$200	$117	$343	$374	$209

Other statistics
Effective tax rate on net investment income	23.6%	23.5%	23.0%	22.6%	22.8%
Net investment income (after-tax)	$102	$105	$108	$106	$112

Catastrophes, net of reinsurance:
Pre-tax	$—	$67	$15	$21	$45
After-tax	$—	$44	$10	$13	$29

Policies in force (in thousands)
Automobile	2,429	2,510	2,567	2,584	2,594
Homeowners and other	4,291	4,407	4,512	4,562	4,593

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Automobile)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Statutory underwriting

Gross written premiums	$942	$960	$943	$886	$975
Net written premiums	$932	$951	$934	$875	$965

Net earned premiums	$872	$910	$939	$951	$939
Losses and loss adjustment expenses	590	626	598	543	595
Underwriting expenses	239	259	240	252	254
Statutory underwriting gain	$43	$25	$101	$156	$90

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	67.7%	68.7%	63.7%	57.1%	63.3%
Underwriting expense ratio	25.3%	26.8%	26.0%	26.8%	24.1%
Combined ratio	93.0%	95.5%	89.7%	83.9%	87.4%

Impact of catastrophes on combined ratio	0.0%	0.4%	0.0%	0.0%	0.1%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$3	$—	$—	$1
After-tax	$—	$2	$—	$—	$1

Policies in force (in thousands)	2,429	2,510	2,567	2,584	2,594
Change from prior year quarter	7.0%	10.0%	11.3%	10.1%	6.8%
Change from prior quarter	3.5%	3.3%	2.3%	0.7%	0.4%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Billing and policy fees	$16	$15	$16	$16	$17

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Selected Statistics - Personal Insurance (Homeowners and Other)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Statutory underwriting

Gross written premiums	$679	$880	$926	$795	$734
Net written premiums	$640	$830	$794	$755	$699

Net earned premiums	$688	$717	$734	$752	$749
Losses and loss adjustment expenses	325	387	242	286	402
Underwriting expenses	206	238	250	248	228
Statutory underwriting gain	$157	$92	$242	$218	$119

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	47.3%	54.0%	33.0%	38.0%	53.7%
Underwriting expense ratio	30.8%	29.3%	31.1%	32.8%	29.4%
Combined ratio	78.1%	83.3%	64.1%	70.8%	83.1%

Impact of catastrophes on combined ratio	0.0%	8.9%	2.1%	2.8%	5.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$64	$15	$21	$44
After-tax	$—	$42	$10	$13	$28

Policies in force (in thousands)	4,291	4,407	4,512	4,562	4,593
Change from prior year quarter	6.3%	7.8%	8.7%	8.1%	7.0%
Change from prior quarter	1.7%	2.7%	2.4%	1.1%	0.7%

(1)          Billing and policy fees, which are a component of other revenues, are allocated as a reduction of underwriting expenses. Billing and policy fees are as follows:

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Billing and policy fees	$9	$9	$9	$8	$9

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Interest Expense and Other
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Revenues
Net investment income	$2	$—	$—	$—	$—
Other revenues (1)	4	—	—	43	5
Total revenues	6	—	—	43	5

Claims and expenses
Interest expense	75	75	88	81	76
General and administrative expenses	11	(6)	4	5	9
Total claims and expenses	86	69	92	86	85

Operating loss before federal income tax benefit	(80)	(69)	(92)	(43)	(80)
Income taxes	(59)	(21)	(31)	(10)	(58)
Operating loss	$(21)	$(48)	$(61)	$(33)	$(22)

(1)  Other revenues in the fourth quarter of 2006 include a $42 million gain on the Company’s redemption of its 7.60%, $593 million subordinated debentures, representing the remaining unamortized fair value adjustment recorded at the merger date.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Consolidated Balance Sheet (1)
(in millions)

	March 31,	December 31,
	2007 (1)	2006

Assets
Fixed maturities, available for sale at fair value (including $1,582 and $1,674 subject to securities lending) (amortized cost $62,716 and $62,244)	$63,133	$62,666
Equity securities, at fair value (cost $442 and $436)	481	473
Real estate	810	793
Short-term securities	4,886	4,938
Other investments	3,380	3,398
Total investments	72,690	72,268

Cash	378	459
Investment income accrued	795	827
Premiums receivable	6,156	6,181
Reinsurance recoverables	17,265	17,820
Ceded unearned premiums	1,479	1,243
Deferred acquisition costs	1,696	1,615
Deferred tax asset	1,713	1,536
Contractholder receivables	5,079	5,023
Goodwill	3,437	3,438
Intangible assets	920	764
Other assets	2,513	2,587
Total assets	$114,121	$113,761

Liabilities
Claims and claim adjustment expense reserves	$58,821	$59,288
Unearned premium reserves	11,240	11,228
Contractholder payables	5,079	5,023
Payables for reinsurance premiums	915	685
Debt	6,123	5,760
Other liabilities	6,586	6,642
Total liabilities	88,764	88,626

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.4 shares issued and outstanding at both dates)	124	129
Common stock (1,750.0 shares authorized; 665.3 and 678.3 shares issued and outstanding)	18,634	18,530
Retained earnings	8,167	7,253
Accumulated other changes in equity from nonowner sources	417	452
Treasury stock, at cost (39.7 and 25.2 shares)	(1,985)	(1,229)
Total shareholders’ equity	25,357	25,135
Total liabilities and shareholders’ equity	$114,121	$113,761

(1) Preliminary and unaudited.

The Travelers Companies, Inc.
Investment Portfolio
(at carrying value, $ in millions)

	March 31,	Pre-tax Book	December 31,	Pre-tax Book
	2007	Yield (1)	2006	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,459	5.12%	$27,035	5.09%
Tax-exempt fixed maturities	36,674	4.17%	35,631	4.17%
Total fixed maturities	63,133	4.57%	62,666	4.57%

Non-redeemable preferred stocks	346	6.32%	358	6.38%
Common stocks	135		115
Total equity securities	481		473

Real estate	810		793

Short-term securities	4,886	5.42%	4,938	5.45%

Private equities	1,586		1,592
Arbitrage funds	950		984
Real estate joint ventures & other	766		743
Mortgage loans	51	7.71%	53	7.22%
Trading securities	27		26
Total other investments	3,380		3,398

Total investments	$72,690		$72,268

Net unrealized gain on investment securities, net of tax, included in shareholders’ equity	$439		$453

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc.
Investment Portfolio - Fixed Maturities Data
(at carrying value, $ in millions)

	March 31,	December 31,
	2007	2006
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,477	$7,589
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	2,328	2,718
Corporates (including redeemable preferreds)	14,966	14,900
Obligations of states and political subdivisions	36,956	35,907
Debt securities issued by foreign governments	1,406	1,552
Total fixed maturities	$63,133	$62,666

Fixed Maturities Quality Characteristics (1)

	March 31, 2007
	Amount	% of Total
Quality Ratings
Aaa	$42,253	67.0%
Aa	11,920	18.9
A	4,197	6.6
Baa	3,069	4.9
Total investment grade	61,439	97.4
Ba	772	1.2
B	711	1.1
Caa and lower	211	0.3
Total below investment grade	1,694	2.6
Total fixed maturities	$63,133	100.0%
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.1

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Gross investment income
Fixed maturities	$667	$677	$691	$703	$709
Short-term securities	60	60	81	84	73
Other	163	159	100	135	193
	890	896	872	922	975
Investment expenses	15	22	14	12	15
Net investment income, pre-tax	875	874	858	910	960
Income taxes	205	201	190	209	223
Net investment income, after-tax	$670	$673	$668	$701	$737

Effective tax rate	23.5%	23.0%	22.1%	23.0%	23.2%

Average invested assets (1)	$69,701	$70,491	$72,050	$72,808	$72,737

Average yield pre-tax (1)	5.0%	5.0%	4.8%	5.0%	5.3%
Average yield after-tax	3.8%	3.8%	3.7%	3.9%	4.1%

(1)  Excludes net unrealized investment gains and losses, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains (Losses)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Net realized investment gains (losses)
Fixed maturities	$—	$(29)	$(6)	$2	$9
Equity securities	14	2	7	(2)	2
Other	(20)	37	11	(5)	3
Realized investment gains (losses) before tax	(6)	10	12	(5)	14
Related taxes	(1)	(1)	6	(1)	6
Net realized investment gains (losses)	$(5)	$11	$6	$(4)	$8

Gross investment gains (1)	$125	$101	$86	$80	$60
Gross investment losses before impairments (1)	(121)	(88)	(61)	(63)	(37)
Impairments	(10)	(3)	(13)	(22)	(9)
Realized investment gains (losses) before tax	(6)	10	12	(5)	14
Related taxes	(1)	(1)	6	(1)	6
Net realized investment gains (losses)	$(5)	$11	$6	$(4)	$8

	March 31,	June 30,	September 30,	December 31,	March 31,
	2006	2006	2006	2006	2007

Net unrealized investment gains (losses), by asset type
Fixed maturities	$(328)	$(917)	$440	$422	$417
Equity securities & other	217	174	173	258	252
Unrealized investment gains (losses) before tax	(111)	(743)	613	680	669
Related taxes	(50)	(267)	202	227	230

Balance, end of period	$(61)	$(476)	$411	$453	$439

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$71	$34	$14	$25	$18
Gross investment Treasury future losses	$43	$25	$24	$22	$19

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

	March 31,	December 31,
	2007	2006
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$12,129	$12,837
Allowance for uncollectible reinsurance	(766)	(773)
Net reinsurance recoverables	11,363	12,064
Mandatory pools and associations	2,160	1,998
Structured settlements	3,742	3,758
Total reinsurance recoverables	$17,265	$17,820

The Company’s top five reinsurer groups, including retroactive reinsurance, by reinsurance recoverable is as follows:

	A.M. Best Rating of Group’s	March 31,	December 31,
Reinsurer	Predominant Reinsurer	2007	2006
Swiss Re Group	A+ second highest of 16 ratings	$1,528	$1,478
Munich Re Group	A third highest of 16 ratings	1,049	1,125
Berkshire Hathaway Group	A++ highest of 16 ratings	790	900
American International Group	A+ second highest of 16 ratings	677	718
XL Capital Group	A+ second highest of 16 ratings	541	552

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions.  Of the total net recoverables due from reinsurers at March 31, 2007, after deducting mandatory pool and structured settlement balances, $8.9 billion, or 78%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 97% were rated A- or better.  The remaining 22% net recoverables from reinsurers was comprised of the following:  6% related to the Company’s participation in voluntary pools, 8% related to recoverables from captive insurance companies and 8% were balances from other companies not rated by A.M. Best Company.  In addition, $3.2 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at March 31, 2007.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The Travelers Companies, Inc.
Net Reserves for Losses and Loss Adjustment Expense
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007
Business Insurance
Beginning of period	$35,312	$35,158	$34,776	$34,650	$34,444
Incurred	1,621	1,640	1,686	1,648	1,684
Paid	(2,147)	(2,070)	(1,815)	(1,868)	(1,661)
Acquired reserves, foreign exchange and other (1)	372	48	3	14	(11)
End of period	$35,158	$34,776	$34,650	$34,444	$34,456

Financial, Professional & International Insurance
Beginning of period	$4,242	$4,513	$4,646	$4,822	$5,014
Incurred	415	442	461	462	447
Paid	(347)	(366)	(293)	(318)	(318)
Acquired (sold) reserves, foreign exchange and other (1) (2)	203	57	8	48	(152)
End of period	$4,513	$4,646	$4,822	$5,014	$4,991

Personal Insurance
Beginning of period	$3,637	$3,585	$3,694	$3,612	$3,490
Incurred	915	1,013	840	829	997
Paid	(967)	(904)	(922)	(951)	(992)
End of period	$3,585	$3,694	$3,612	$3,490	$3,495

Total
Beginning of period	$43,191	$43,256	$43,116	$43,084	$42,948
Incurred	2,951	3,095	2,987	2,939	3,128
Paid	(3,461)	(3,340)	(3,030)	(3,137)	(2,971)
Acquired (sold) reserves, foreign exchange and other (1) (2)	575	105	11	62	(163)
End of period	$43,256	$43,116	$43,084	$42,948	$42,942

Prior Year Reserve Development: Unfavorable (Favorable)

Business Insurance
Asbestos	$—	$—	$155	$—	$—
Environmental	—	—	120	—	—
All other	(19)	(34)	(229)	(14)	(27)
Prior year development excluding accretion	(19)	(34)	46	(14)	(27)
Accretion of discount	16	15	16	15	15
Total Business Insurance	(3)	(19)	62	1	(12)

Financial, Professional & International Insurance	—	(9)	(1)	(4)	—

Personal Insurance	(30)	(58)	(132)	(139)	(35)
Total	$(33)	$(86)	$(71)	$(142)	$(47)

(1)  Acquired reserves include a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $358 million and $180 million in Business Insurance and Financial, Professional & International Insurance, respectively.

(2)  Sold reserves include the sale of Afianzadora in 1Q 2007, decreasing reserves by $118 million in Financial, Professional & International Insurance.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Asbestos and Environmental Reserves
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Asbestos reserves
Beginning reserves:
Direct	$5,103	$5,000	$4,838	$4,925	$4,777
Ceded	(739)	(720)	(716)	(746)	(726)
Net	4,364	4,280	4,122	4,179	4,051
Incurred losses and loss expenses:
Direct	—	—	196	—	—
Ceded	—	—	(41)	—	—
Accretion of discount:
Direct	—	—	1	—	—
Ceded	—	—	—	—	—
Losses paid:
Direct	103	162	110	148	152
Ceded	(19)	(4)	(11)	(20)	(27)
Ending reserves:
Direct	5,000	4,838	4,925	4,777	4,625
Ceded	(720)	(716)	(746)	(726)	(699)
Net	$4,280	$4,122	$4,179	$4,051	$3,926

Environmental reserves
Beginning reserves:
Direct	$494	$406	$379	$460	$413
Ceded	(69)	(19)	(7)	6	5
Net	425	387	372	466	418
Incurred losses and loss expenses:
Direct	—	—	108	—	—
Ceded	—	—	12	—	—
Losses paid:
Direct	88	27	27	47	49
Ceded	(50)	(12)	(1)	1	(3)
Ending reserves:
Direct	406	379	460	413	364
Ceded	(19)	(7)	6	5	8
Net	$387	$372	$466	$418	$372

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The Travelers Companies, Inc.
Capitalization
($ in millions)

	March 31,	December 31,
Debt	2007	2006

Short-term debt
Commercial paper	$100	$100
5.75% Senior notes due March 15, 2007	—	500
5.01% Senior notes due August 16, 2007	442	442
3.75% Senior notes due March 15, 2008 (1)	400	—
Medium-term notes maturing in the following 12 months	42	72
Total short-term debt	984	1,114

Long-term debt
Medium-term notes with various maturities through 2010	170	170
3.75% Senior notes due March 15, 2008 (1)	—	400
Zero coupon convertible notes due 2009, effective yield 4.17%, callable on March 3, 1999	129	128
8.125% Senior notes due April 15, 2010 (1)	250	250
7.81% Private placement notes due on various dates through 2011	12	12
5.00% Senior notes due March 15, 2013 (1)	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027 (2)	—	81
4.50% Convertible junior subordinated notes due April 15, 2032, callable April 18, 2007 (3)	893	893
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067	1,000	—
Total long-term debt	5,108	4,588
Unamortized fair value adjustment	95	109
Unamortized debt issuance costs	(64)	(51)
	5,139	4,646
Total debt	6,123	5,760

Preferred equity	124	129
Common equity (excluding SFAS 115)	24,794	24,553
Total capital	$31,041	$30,442
Total debt to capital	19.7%	18.9%

(1)  Redeemable anytime with “make-whole” premium.

(2)  Redeemed on January 18, 2007.

(3)  Redeemed on April 18, 2007.

The Travelers Companies, Inc.
Statutory to GAAP Shareholders’ Equity Reconciliation (1)
($ in millions)

	March 31,	December 31,
	2007 (1)	2006

Statutory capital and surplus	$21,204	$20,945
GAAP adjustments
Goodwill and intangible assets	4,143	3,985
Investments	868	993
Noninsurance companies	(4,107)	(4,007)
Deferred acquisition costs	1,696	1,615
Deferred federal income tax	577	411
Current federal income tax	(242)	3
Reinsurance recoverables	587	587
Furniture, equipment & software	384	382
Employee benefits	71	74
Agents balances	83	83
Other	93	64

Total GAAP adjustments	4,153	4,190

GAAP shareholders’ equity	$25,357	$25,135

(1) Estimated and Preliminary

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Cash flows from operating activities
Net income	$1,006	$970	$1,043	$1,189	$1,086
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment (gains) losses	6	(10)	(12)	5	(14)
Depreciation and amortization	197	197	213	201	205
Deferred federal income taxes	159	44	150	168	(188)
Amortization of deferred policy acquisition costs	800	814	858	867	869
Premium balances receivable	110	(358)	154	37	17
Reinsurance recoverables	636	370	434	558	548
Deferred acquisition costs	(836)	(874)	(880)	(837)	(967)
Claim and claim adjustment expense reserves	(1,137)	(509)	(351)	(568)	(350)
Unearned premium reserves	103	272	87	(162)	60
Trading account activities	4	2	—	—	(1)
Excess tax benefits from share-based payment arrangements	(5)	(1)	(2)	(8)	(9)
Gain on redemption of subordinated debentures	—	—	—	(42)	—
Other	(481)	(68)	13	248	(389)
Net cash provided by operating activities	562	849	1,707	1,656	867

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	1,571	1,079	1,758	1,402	1,637
Proceeds from sales of investments
Fixed maturities	1,320	1,854	452	775	729
Equity securities	94	32	98	61	25
Purchase of investments
Fixed maturities	(3,983)	(4,066)	(2,191)	(3,605)	(3,006)
Equity securities	(47)	(17)	(27)	8	(29)
Real estate	(8)	(6)	(9)	(52)	(26)
Short-term securities, (purchases) sales, net	67	(160)	(1,275)	1,283	(103)
Other investments, net	154	(5)	149	108	186
Securities transactions in course of settlement	490	19	(159)	97	305
Other	(38)	(84)	(93)	(110)	(203)
Net cash provided (used) by investing activities	(380)	(1,354)	(1,297)	(33)	(485)

The Travelers Companies, Inc.
Statement of Cash Flows - Preliminary (Continued)
($ in millions)

	1Q	2Q	3Q	4Q	1Q
	2006	2006	2006	2006	2007

Cash flows from financing activities
Issuance of debt	—	786	—	—	986
Payment of debt	(4)	—	(42)	(760)	(611)
Treasury stock acquired - net employee share-based compensation	(16)	(1)	—	—	(26)
Treasury stock acquired - share repurchase program	—	(230)	(137)	(736)	(698)
Issuance of common stock - employee stock options	32	26	31	127	54
Dividends to shareholders	(161)	(182)	(181)	(178)	(175)
Excess tax benefits from share-based payment arrangements	5	1	2	8	9
Other	(2)	3	(1)	17	(1)
Net cash provided (used) by financing activities	(146)	403	(328)	(1,522)	(462)

Effect of exchange rate changes on cash	—	3	1	1	(1)

Net increase (decrease) in cash	36	(99)	83	102	(81)
Cash at beginning of period	337	373	274	357	459
Cash at end of period	$373	$274	$357	$459	$378

Income taxes paid (received)	$(5)	$258	$338	$270	$88
Interest paid	$85	$79	$86	$108	$75

The Travelers Companies, Inc. Financial Supplement - First Quarter 2007 Glossary of Financial Measures and Description of Operating Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  A catastrophe may also result in the payment of reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, and billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.

Adjusted book value per share represents assets less liabilities and preferred shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Travelers has organized its businesses into the following operating and reporting segments, beginning with the third quarter 2006:

Business Insurance - The Business Insurance segment offers a broad array of property and casualty insurance and insurance-related services in the United States.  Business Insurance is organized into the following groups, which collectively comprise Business Insurance Core operations: Select Accounts; Commercial Accounts; National Accounts; Industry-Focused Underwriting including Construction, Technology, Public Sector Services, Oil & Gas, and Agribusiness; Target Risk Underwriting including National Property, Inland Marine, Ocean Marine, Excess Casualty, Boiler & Machinery, and Global Accounts; and Specialized Distribution including Northland and National Programs.  Business Insurance also includes the Special Liability Group and policies written by Gulf (primarily management and professional liability coverages), and other runoff operations, which collectively are referred to as Business Insurance Other.

Financial, Professional & International Insurance - The Financial, Professional & International Insurance segment includes surety, crime, and financial liability businesses which primarily use credit-based underwriting processes, as well as property and casualty products that are predominantly marketed on an international basis.  The businesses in Financial, Professional & International Insurance are Bond & Financial Products and International and Lloyd’s.

Personal Insurance writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Prior quarter segment results have been reclassified from the historical presentation to conform with current business segment definitions where applicable.  The Company’s historical Commercial and Specialty segments have been realigned into two new segments:  the Business Insurance segment and the Financial, Professional & International Insurance segment.  As a result, prior quarter results of certain businesses have been disaggregated from the historical Specialty segment and are now reported in the Business Insurance segment.  In addition, the Personal segment has been renamed Personal Insurance.